UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2008 (September 30, 2008)

UNION DRILLING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51630	16-1537048
(Commission File Number)	(I.R.S. Employer Identification No.)

4055 International Plaza, Suite 610 Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(817) 735-8793

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2008, Union Drilling, Inc. (the “Company”) entered into the seventh amendment (the “Amendment”) to its Revolving Credit and Security Agreement dated March 31, 2005 (the “Agreement”) with PNC Bank, National Association, acting as lender and agent to the other lenders specified in the Agreement. Unless modified by the Amendment, all other terms of the Agreement, as modified by the six previous amendments thereto, remain in full force and effect.

In addition to other less substantive modifications, the Amendment provides:

•	for a term extension to March 30, 2012;

•	for a Total Commitment Amount of $67.5 million, with a possible increase of up to $32.5 million ($100 million maximum), if additional lenders elect to participate;

•

for an Initial Margin of 1.25% over the Base Rate (i.e., prime rate) for Domestic Rate Loans and 3.0% over the Eurodollar Rate (i.e., LIBOR) for Eurodollar Rate Loans and, commencing January 1, 2009, a sliding scale monthly adjustment, depending upon Facility Usage, from 0.75% to 1.25% over the Base Rate and from 2.50% to 3.00% over the Eurodollar Rate;

•	for sliding scale monthly adjustments to the unused line fees, depending upon Facility Usage, from 0.375% to 0.625%; and

•	for the removal of The CIT Group/Business Credit, Inc. and National City Business Credit, Inc. as lenders under the credit facility.

The summary above does not purport to be complete and is qualified in its entirety by reference to the actual text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K (being incorporated herein by reference). Unless otherwise defined above, capitalized terms have the meaning as set forth in the Agreement or the Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Seventh Amendment to Revolving Credit and Security Agreement dated September 30, 2008 between Union Drilling, Inc. and PNC Bank, National Association, for itself and for the other lenders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION DRILLING, INC.

Date: October 6, 2008	By:	/s/ Christopher D. Strong
Christopher D. Strong, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Seventh Amendment to Revolving Credit and Security Agreement dated September 30, 2008 between Union Drilling, Inc. and PNC Bank, National Association, for itself and for the other lenders.